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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                               (Amendment No. 1)



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 25, 2000
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                            FRANKLIN RESOURCES, INC.
                            ------------------------
                           (EXACT NAME OF REGISTRANT)


        DELAWARE                   1-9318                     13-2670991
------------------------    ---------------------     ------------------------
(STATE OF INCORPORATION)    (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                            IDENTIFICATION
                                                            NUMBER)

                            777 MARINERS ISLAND BLVD.
                           SAN MATEO, CALIFORNIA 94404
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (650) 312-2000
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)



NY2:\976216\04\KX9404!.DOC\46360.0043

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K of Franklin Resources, Inc. is being filed solely to correct Exhibit 2 and Exhibit 99.1 to the Form 8-K filed with the Commission on October 25, 2000.



ITEM 5. OTHER EVENTS.

         On October 25, 2000, Franklin Resources, Inc., a Delaware corporation (the "Registrant"), entered into an agreement and plan of share acquisition (the "Acquisition Agreement") with Fiduciary Trust Company International, a bank organized under the New York State Banking Law ("FTI"), providing for the acquisition by the Registrant of all of the outstanding shares of common stock, par value $1.00 per share, of FTI ("FTI Common Stock"). The acquisition will be accomplished by way of the exchange of shares of common stock, par value $.10 per share, of Registrant ("Registrant Common Stock") for shares of FTI Common Stock pursuant to the procedures set forth in Section 143-a of the New York State Banking Law (the "Share Exchange").


         At the effective time of the Share Exchange, each outstanding share of FTI Common Stock will be exchanged for the right to receive a number of shares of Registrant Common Shares equal to (A) divided by (B), with (A) being the quotient obtained by dividing 825,000,000 by the Registrant Average Stock Price (as defined in the Acquisition Agreement) provided that such quotient shall not be less that 19,466,700 or more than 23,791,000 and (B) being the number of shares of FTI Common Stock outstanding as of the effective time of the Share Exchange to be exchanged for shares of Registrant Common Stock pursuant to the terms of the Acquisition Agreement.


         In connection with the execution of the Acquisition Agreement, FTI granted the Registrant an option, exercisable under certain circumstances, to purchase up to 19.9% of the currently issued and outstanding shares of FTI Common Stock (the "Stock Option Agreement"). In addition, certain directors and executive officers of FTI have entered into voting agreements pursuant to which they have agreed to vote in favor of the Acquisition Agreement and the Share Exchange.


         The completion of the Share Exchange is subject to the receipt of necessary governmental approvals (including approval of the Board of Governors of the Federal Reserve System) and other conditions.


         Copies of the Acquisition Agreement, Stock Option Agreement (attached as Exhibit A to the Acquisition Agreement), forms of Voting Agreement and Press Releases issued by the Registrant and FTI announcing the execution of the Acquisition Agreement are attached to this Report as exhibits and are deemed incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits.
         --------

    Exhibit  2   -- Agreement and Plan of Share Acquisition between Franklin
                    Resources, Inc. and Fiduciary Trust Company International

    Exhibit 99.1 -- Representative Form of Voting Agreement between
                    Franklin Resources, Inc. and Certain Directors and Executive Officers of Fiduciary Trust Company
                    International

    Exhibit 99.2 -- Earnings Press Release issued on October 25, 2000 by
                    Franklin Resources, Inc.

    Exhibit 99.3 -- Acquisition Press Release issued jointly on October 25,
                    2000 by Franklin Resources, Inc. and Fiduciary Trust Company International



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FRANKLIN RESOURCES, INC.


Date:  October 26, 2000                 By:   /s/  Leslie M. Kratter
                                           ------------------------------------
                                            Name:  Leslie M. Kratter
                                            Title: Senior Vice President












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

                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

      2   -- Agreement and Plan of Share Acquisition between Franklin
             Resources, Inc. and Fiduciary Trust Company International

     99.1 -- Representative Form of Voting Agreement between Franklin Resources, Inc. and Certain Directors and Executive Officers of Fiduciary Trust Company International

     99.2 -- Earnings Press Release issued on October 25, 2000 by Franklin Resources, Inc.

     99.3 -- Acquisition Press Release issued jointly on October 25, 2000 by Franklin Resources, Inc. and Fiduciary Trust Company International









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